                     OPPENHEIMER CAPITAL INCOME FUND
                Supplement dated February 25, 2003 to the
                  Statement of Additional Information
                            dated October 23, 2002

The Statement of Additional Information is changed as follows:

1.     The second  paragraph on page 12, in the section  titled  "Futures," is replaced with the following:

         The Fund can buy and sell futures  contracts  that relate to (1) debt securities  (these are referred to as "interest rate  futures"),  (2)
         an individual  stock  ("single  stock  futures"),  (3)  broadly-based stock  indices  (these are referred to as "stock  index  futures") or other  indices  (referred  to as  "financial  futures"),  (4) foreign currencies  (these are  referred to as "forward  contracts"),  or (5)
         commodities (these are referred to as "commodity futures").

2.    The  following  is  added  to the  end of the  second  paragraph  in the section  titled "Stock Index Futures,  Financial  Futures and Interest Rate
   Futures" on page 12:

         Similarly,  a single  stock  future  obligates  the seller to deliver
         (and the  purchaser to take) cash or a specified  equity  security to settle the futures  transaction.  Either  party could also enter into an  offsetting  contract  to close  out the  position.  Single  stock futures trade on a very limited  number of exchanges,  with contracts typically not fungible among the exchanges.

February 25, 2003                                           300PX013